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Exhibit 10.1

FIFTH AMENDMENT AND WAIVER

    FIFTH AMENDMENT AND WAIVER (this "Amendment"), dated as of September 28, 2001, among ELGAR HOLDINGS, INC. ("Holdings"), ELGAR ELECTRONICS CORPORATION (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W  I  T  N  E  S  S  E  T  H:

    WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 3, 1998, and amended and restated as of May 29, 1998 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

    WHEREAS, the parties hereto wish to amend/or waive certain provisions of the Credit Agreement as herein provided; and

    WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows:

    NOW, THEREFORE, it is agreed:

    1.  Section 4.02(b) of the Credit Agreement is hereby amended by deleting the text "September 30, 2001" set forth opposite the Scheduled Payment amount of "$1,000,000" appearing in the table therein and inserting the text "October 5, 2001" in lieu thereof.

    2.  This Amendment shall become effective on the date (the "Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office.

    3.  This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to Holdings, the Borrower and the Agent.

    4.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

    5.  From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

    6.  This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

* * *

    IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

ELGAR HOLDINGS, INC.
By:	/s/ Kenneth R. Kilpatrick Title: President and Chief Executive Officer
ELGAR ELECTRONICS CORPORATION
By:	/s/ Kenneth R. Kilpatrick Title: President and Chief Executive Officer
BANKERS TRUST COMPANY, Individually and as Agent
By:	/s/ Patrick W. Dowling Title: Vice President

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Exhibit 10.1
FIFTH AMENDMENT AND WAIVER